Putnam
Asia Pacific
Growth
Fund

ANNUAL REPORT
September 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* Putnam Asia Pacific Growth Fund's class A shares have provided strong, consistent performance over the fund's existence when compared to its peers. For the one and five years ended
  September 30, 1997, the fund ranked 5 out of 40 and 1 out of 14 Pacific region funds, respectively, according to Lipper Analytical Services.*

CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

17 Financial statements

*Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Performance of other share classes will vary. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Although the dramatic upheaval in the Asian securities markets occurred after the close of Putnam Asia Pacific Growth Fund's fiscal year, the forewarning tremors inevitably had an effect on performance. As events both in Asia and in most of the world's other markets sort themselves out during the months ahead, the effectiveness of portfolio managers will surely be put to the test.

In this regard, I am pleased to announce the addition of Paul C. Warren to your fund's management team. Paul brings to his new assignment 15 years of investment experience, mainly in the Asian markets. Before joining Putnam, he was with IDS Fund Management, Pilgrim Baxter Asia, Prudential Asia Fund Management, Rothschild Asset Management, Salomon Brothers Asia, and Morgan Grenfell.

In the report that follows, your fund's managers discuss fiscal 1997 performance in the context of an increasingly challenging market environment and share their views on prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 19, 1997



Report from the Fund Managers
David K. Thomas
Paul C. Warren

The final quarter of your fund's fiscal year was marked by both fiscal and political upheaval in the Asia Pacific region, significantly dampening its results for the full fiscal year. As difficult as the last quarter was, however, active portfolio management kept your fund's performance well ahead of the Morgan Stanley Capital International (MSCI) Pacific Index. Your fund's class A shares returned 3.47% at net asset value (-2.47% at public offering price) for the 12 months ended September 30, 1997. Over the same period, the MSCI Index returned -12.83%.

* TURMOIL RULES IN SOUTHEAST ASIA

Several factors accounted for these disappointing results, few of which could have been foreseen as recently as six months ago. The most visible factors were the collapse of Thailand's currency and the implosion of Malaysia's market. Other factors contributing to the present state of affairs in Southeast Asia include a general slowing of exports leading to deteriorating balance of trade positions, a preponderance of growth based on the shaky construction and real estate sectors (especially in Southeast Asia), and an overcapacity in production of some basic products such as chemicals and textiles. In addition, China's massive increase in production capacity has siphoned off industrial growth from much of the rest of the region.

Nevertheless, there have also been some isolated bright spots. Among them are the excellent performance of blue-chip exporters in the context of an otherwise lackluster Japanese economy, strong performance by utilities in Hong Kong, and generally healthy Australian industrial shares that acted as a moderate counterbalance to the otherwise tumultuous region.

* JAPAN: SLEEPING GIANT OPENS ONE EYE

Despite optimistic government proclamations and strong exports resulting from a weak yen, the much-vaunted recovery of the Japanese economy seems to have petered out. The nation's second quarter GDP fall of 2.9% was worse than expected. The banking sector seems particularly vulnerable due in part to outstanding loans to regional countries, such as Thailand, whose currencies are in a state of collapse. Fortunately your fund had no exposure to this sector. The Japanese government appears to have hoped that the economy would expand itself out of its lethargy and that time would take care of things. These have not turned out to be the case.

That said, blue-chip exporters such as Sony and Rohm, a semiconductor chip maker, continue to perform very well as does American Family Life (or AFLAC, Inc., which, though a U.S.-listed company, derives more than 80% of its business in Japan). On the basis of that not inconsiderable strength plus our conviction that the Japanese government will soon take additional stimulatory measures, the fund's Japanese weighting remains quite high at more than 45%. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* HONG KONG, AUSTRALIA PROVIDE BALANCE; TAIWAN, NEW ZEALAND STRONG

Although the former British colony's handover to China went as smoothly as one could have hoped, Hong Kong remains a difficult market in some respects. While some commercial property companies have fared poorly, companies specializing in residential properties, such as Cheung Kong Holdings, have more than held their own, however. Another excellent performer with fully 2.6% of the fund's net assets, has been HSBC Holdings, which is listed on the stock exchange of both the U.K. and Hong Kong, but is based in the U.K. First Pacific, however, has suffered recently because of the poor performance of its property subsidiaries in the Philippines. At the end of the period, Hong Kong-based stocks composed 18% of the fund's net assets.

[GRAPHIC OMITTED: horizontal bar chart COUNTRY ALLOCATION]

COUNTRY ALLOCATION*

Japan                       45.8%

Hong Kong                   17.9%

Australia                   12.6%

Singapore                    5.4%

United States                2.6%

United Kingdom               2.6%

Footnote reads:
*Based on net assets as of 9/30/97. Holdings will vary over time.

The Australian market at about 12% of the fund's net assets has performed very well and provided good diversification away from the currency turmoil in Southeast Asia. With declining interest rates, the banking sector looks healthy, as does the industrial sector. Goodman-Fielder, a food manufacturer and distributor, has achieved solid growth after a corporate restructuring. Your fund has also enjoyed continued success with a smaller, long-term holding, CSL, a pharmaceutical company whose share price has outpaced strong profit growth.

Nearby, Telecom Corp. of New Zealand has performed well for your fund as have Taiwanese stocks, in which we maintain a 2.2% weighting.

* SOUTHEAST ASIA REMAINS PROBLEMATICAL

Although it held a small position in Thailand earlier in the year, your fund had no direct exposure to the Thai currency collapse, in which Thailand was forced to float its currency -- the baht -- and raise interest rates dramatically in an effort to stem the currency's fall. The resulting devaluation exacerbated a banking and finance sector crisis, which spilled over to Malaysia, the Philippines, and Indonesia.

The market collapse in Malaysia stemmed originally from structural economic causes rather than from political reasons. However, senior government officials there blamed the region's currency weakness on predatory foreign speculators, causing the inflow of investment funds from abroad to dry up and beginning a general investment retreat. Attempts to correct the situation were ineffective, and Malaysia's market fell precipitously. Your fund, which began this fiscal year with a 7.2% stake in Malaysia, has now reduced its current weighting to 1.1%.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Sony (Japan)
Consumer electronics

Canon (Japan)
Office equipment

Cheung Kong Holdings (Hong Kong)
Property

AFLAC, Inc. (U.S.)
Life insurance

HSBC Holdings (U.K.)
Banking

Dai Nippon Printing (Japan)
Printing

Ito Yokado (Japan)
Retailing

Kao Corp. (Japan)
Chemicals

Hutchison Whampoa (Hong Kong)
Conglomerate

Fuji Photo (Japan)
Chemicals

Footnote reads:
These holdings represent 24.4% of the fund's assets as of 9/30/97. Portfolio holdings will vary over time.

Singapore, with a 5.4% weighting, has inevitably suffered somewhat from the trickle-down effect of regional currency and market instability. We don't expect that Singapore will suffer the same turmoil as its neighbors, however, because of its strong, technocrat-led economy. Its strongest performers have been specialty electronics manufacturers, such as Venture Manufacturing.

* LOOKING AHEAD: STAYING THE COURSE

Most of the current turmoil in Asia has occurred only in the past six months. We believe that the full effects on the region's currencies and markets have yet to play themselves out and that in the near term, caution should be the watchword in Southeast Asia. Your fund's exposure there is now of an extremely low order, and until currency stability returns we expect it to remain so. The single bright spot for Southeast Asia is that currency devaluations have made exporting companies very competitive.

Much of our attention is now focused on Japan; we believe that for as long as the yen remains relatively weak against the dollar, the highest growth in the Japanese market will continue to come from blue-chip exporters. Your fund is well positioned to take advantage of this situation. Australia will also remain a strong focus, since companies are restructuring and, in marked contrast to those in Japan, operate largely in shareholders' interests.

It is important to keep in mind that despite the current spate of difficulties in the region, we believe that the experience of Putnam's portfolio managers and the depth of the firm's research capabilities will be a major advantage when the markets rebound. We continue to believe that as China gains in strength and importance the Pacific Rim will offer opportunity for long-term investors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/97, there is no guarantee the fund will continue to hold these securities in the future. International investing has certain risks, including currency fluctuations, economic instability and political developments. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Asia Pacific Growth Fund is designed for investors seeking capital appreciation through common stocks and other securities of companies located in Asia and the Pacific Rim.

TOTAL RETURN FOR PERIODS ENDED 9/30/97

                            Class A           Class B          Class M
(inception date)           (2/20/91)         (6/1/93)          (2/1/95)
                          NAV      POP      NAV     CDSC      NAV    POP
--------------------------------------------------------------------------
1 year                    3.47%   -2.47%    2.66%  -2.32%    2.93%  -0.67%
--------------------------------------------------------------------------
5 years                  87.26    76.47    80.66   78.66    82.64   76.25
Annual average           13.37    12.03    12.56   12.31    12.80   12.00
--------------------------------------------------------------------------
Life of fund             78.32    68.13    69.33   69.33    71.84   65.81
Annual average            9.14     8.18     8.29    8.29     8.54    7.95
--------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/97
                                              MSCI         Consumer
                                         Pacific Index   Price Index
--------------------------------------------------------------------------
1 year                                      -12.83%          2.15%
--------------------------------------------------------------------------
5 years                                      31.22          14.08
Annual average                                5.59           2.67
--------------------------------------------------------------------------
Life of class A                               5.90          19.58
Annual average                                 .87           2.75
--------------------------------------------------------------------------
Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% for class A shares and 3.50% for class M shares. One-, five-, and ten-year (when available) and life- of-fund returns for class B shares reflect the applicable contingent deferred sales charges
(CDSC), which is 5% in the first year, declines each year to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 2/20/91

                                   MSCI
Date/year     Fund at POP      Pacific Index        CPI

2/20/91          9429             10000            10000

9/30/91          8879              9558            10178

9/30/92          8978              8070            10482

9/30/93         12692             11329            10764

9/30/94         16138             12318            11083

9/30/95         15471             11786            11365

9/30/96         16248             12149            11706

9/30/97         16813             10590            11958

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,933 with a redemption on 9/30/97; a $10,000 investment in the fund's class M shares would have been valued at $17,184 ($16,581 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/97

                              Class A       Class B     Class M
--------------------------------------------------------------------------
Distributions (number)           1             1           1
--------------------------------------------------------------------------
Income                        $0.512        $0.419      $0.468
--------------------------------------------------------------------------
Capital gains                     --            --          --
--------------------------------------------------------------------------
  Total                       $0.512        $0.419      $0.468
--------------------------------------------------------------------------
Share value:                NAV     POP     NAV     NAV     POP
--------------------------------------------------------------------------
9/30/96                   $13.63  $14.46  $13.41  $13.54  $14.03
--------------------------------------------------------------------------
9/30/97                    13.58   14.41   13.34   13.46   13.95
--------------------------------------------------------------------------

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) Pacific Index* is an unmanaged list of equity securities from Pacific Rim markets with all values expressed in U.S. dollars.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Overseas Growth Fund

 + Closed to new investors. Some exceptions may apply. Contact Putnam for details.

 [DBL. DAGGER] Formerly OTC Emerging Growth Fund

 [SECTION MARK] Not available in all states.

 ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

    Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended September 30, 1997

To the Trustees and Shareholders of
Putnam Asia Pacific Growth Fund

We have audited the accompanying statement of assets and liabilities of Putnam Asia Pacific Growth Fund, including the portfolio of investments owned, as of September 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Asia Pacific Growth Fund as of September 30, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                   Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 7, 1997



Portfolio of investments owned
September 30, 1997


COMMON STOCKS (90.8%) *
NUMBER OF SHARES                                                                              VALUE

Australia (12.6%)
------------------------------------------------------------------------------------------------------------
        792,770  Commonwealth Bank of Australia                                               $    9,799,284
        150,000  Commonwealth Bank of Australia
                   (Installment Shares)                                                            1,365,566
        480,000  CRA Ltd.                                                                          7,224,984
      1,458,000  CSL Ltd.                                                                          9,783,107
      5,554,300  Goodman Fielder Ltd. ADR                                                          8,984,869
        457,486  Lend Lease Corp. Ltd.                                                            10,882,033
      2,200,100  Pioneer International Ltd.                                                        7,491,401
      2,014,764  QBE Insurance Group Ltd.                                                         12,701,982
      1,300,300  Westpac Banking Ltd.                                                              8,206,167
      1,400,000  Woodside Petroleum Ltd.                                                          13,376,956
        341,600  Woolworth Co.                                                                     1,111,864
                                                                                              --------------
                                                                                                  90,928,213

Hong Kong (17.9%)
------------------------------------------------------------------------------------------------------------
      7,572,000  Amoy Properties Ltd.                                                              8,269,260
      1,700,000  Cheung Kong Holdings Ltd.                                                        19,114,701
      3,805,900  Dairy Farm International Holdings Ltd.                                            3,615,605
      1,300,000  Dao Heng Bank Group Ltd.                                                          5,863,651
      5,185,367  First Pacific Co.                                                                 5,193,747
      1,495,800  Guoco Group Ltd.                                                                  5,973,534
      5,829,560  HKR International Ltd.                                                            6,893,761
      6,000,000  Hong Kong and China Gas Co., Ltd.                                                12,368,336
      2,400,000  Hong Kong Electric Holdings Ltd.                                                  8,933,118
      1,610,000  Hutchison Whampoa Ltd.                                                           15,865,913
        509,000  Li & Fung Ltd.                                                                      595,341
      2,700,000  New World Infrastructure Ltd. +                                                   7,118,578
      6,270,000  South China Morning Post Ltd.                                                     5,712,892
        616,000  Sun Hung Kai Properties Ltd.                                                      7,244,717
      2,787,000  Varitronix International Ltd.                                                     5,330,869
      3,125,000  Wharf (Holdings) Ltd.                                                            11,510,501
                                                                                              --------------
                                                                                                 129,604,524

Indonesia (0.6%)
------------------------------------------------------------------------------------------------------------
        556,925  Bank Bali                                                                           815,745
      3,315,000  PT Telekomunikasi Indonesia                                                       3,686,176
                                                                                              --------------
                                                                                                   4,501,921

Japan (45.8%)
------------------------------------------------------------------------------------------------------------
         30,900  Acom Co. Ltd. 144A                                                                1,614,294
        482,000  Bridgestone Corp.                                                                11,609,638
        657,000  Canon, Inc.                                                                      19,262,547
        789,000  Dai Nippon Printing Co.                                                          16,907,147
        144,000  Fuji Machine Manufacturing Co., Ltd.                                              5,238,540
        380,000  Fuji Photo Film Co.                                                              15,717,612
        178,300  Hirose Electric Co., Ltd.                                                        13,165,178
        300,000  Ito-Yokado Co., Ltd.                                                             16,295,685
      1,100,000  KAO Corp.                                                                        15,988,376
      2,300,000  Kawasaki Steel Corp.                                                              4,412,792
        106,000  Keyence Corp.                                                                    14,878,741
        482,000  Kurita Water Ltd.                                                                 9,648,009
      1,340,000  Matsushita Electric Works Ltd.                                                   14,023,259
        129,000  Mitsui & Co.                                                                      1,016,786
        220,000  Murata Manufacturing Co., Ltd.                                                    9,538,208
        449,000  Omron Corp.                                                                       9,434,969
        490,000  Onward Kashiyama Co., Ltd.                                                        7,081,397
        122,650  Promise Co., Ltd.                                                                 6,417,734
        510,000  Ricoh Co., Ltd.                                                                   7,666,946
         82,000  Rohm Co., Ltd.                                                                    9,671,099
        445,000  Sankyo Co., Ltd.                                                                 15,449,340
        290,000  Santen Pharmaceutical Co., Ltd.                                                   5,467,609
        150,000  Secom Co., Ltd.                                                                  10,153,657
        120,000  Seven-Eleven Japan Co., Ltd.                                                      9,029,903
        264,000  Shin-Etsu Chemical Co.                                                            7,279,736
        215,000  Sony Corp.                                                                       20,357,137
        328,000  Taisho Pharmaceutical Co., Ltd.                                                   8,690,368
        550,000  Taiyo Yuden Co., Ltd.                                                             6,166,945
        229,000  Tokyo Electron Ltd.                                                              14,017,695
        241,000  Toyota Motor Corp.                                                                7,406,148
        439,000  Yamanouchi Pharmaceutical Co., Ltd.                                              10,865,617
        620,000  Yamato Transport Co., Ltd.                                                        7,621,264
                                                                                              --------------
                                                                                                 332,094,376

Malaysia (1.1%)
------------------------------------------------------------------------------------------------------------
        521,000  Berjaya Sports Toto Berhad                                                        1,494,080
        831,000  Carlsberg Brewery of Malaysia                                                     3,203,053
        400,000  Edaran Otomobil Nasional Berhad                                                   1,603,454
         18,000  Malyaysian Pacific Industries Berhad                                                 64,385
      1,780,000  Sungei Way Holdings Berhad                                                        1,635,646
                                                                                              --------------
                                                                                                   8,000,618

New Zealand (1.6%)
------------------------------------------------------------------------------------------------------------
      2,385,000  Telecom Corp. of New Zealand Ltd.                                                12,102,310

Philippines (0.6%)
------------------------------------------------------------------------------------------------------------
      7,500,000  International Container Terminal Services, Inc.                                   1,557,018
         90,700  Philippine Long Distance Co.                                                      2,466,404
                                                                                              --------------
                                                                                                   4,023,422
Singapore (5.4%)
------------------------------------------------------------------------------------------------------------
      2,145,000  Clipsal Industries Ltd.                                                           6,821,100
      2,788,500  Courts (Singapore) Ltd.                                                           2,043,258
        553,000  Cycle & Carriage Ltd.                                                             3,346,582
      1,420,000  DBS Land Ltd.                                                                     3,455,937
      3,317,000  Overseas Union Bank Ltd.                                                         14,756,690
      2,123,500  Venture Manufacturing Ltd.                                                        9,030,258
                                                                                              --------------
                                                                                                  39,453,825

United Kingdom (2.6%)
------------------------------------------------------------------------------------------------------------
        558,279  HSBC Holdings PLC                                                                18,687,465

United States (2.6%)
------------------------------------------------------------------------------------------------------------
        345,000  AFLAC, Inc.                                                                      18,716,250
                                                                                              --------------
                 Total Common Stocks  (cost $576,964,751)                                     $  658,112,924

INVESTMENT COMPANIES (2.2%) *
NUMBER OF SHARES                                                                              VALUE
TAIWAN (2.2%) *
------------------------------------------------------------------------------------------------------------
        200,000  ROC Taiwan Fund, Inc.                                                        $    2,425,000
         55,000  Taipei Fund Units +                                                               6,737,500
        260,000  Taiwan Fund, Inc.                                                                 6,597,500
                                                                                              --------------
                 Total Investment Companies  (cost $13,457,553)                               $   15,760,000

SHORT-TERM INVESTMENTS (8.2%) *
PRINCIPAL AMOUNT                                                                              VALUE
------------------------------------------------------------------------------------------------------------
 $    7,000,000  Fed Home Loan Mortgage Corp. 5.425s, 10/10/97                                $    6,982,067
     52,469,000  Interest in $226,927,000 joint repurchase agreement dated September 30, 1997 with Goldman, S.B.C.
                   Warburg, Inc. due October 1, 1997 with respect to
                   various U.S. Treasury obligations -- maturity value
                   of $52,477,818 for an effective yield of 6.05%                                 52,477,818
                                                                                              --------------
                 Total Short-Term Investments  (cost $59,459,885)                             $   59,459,885
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $649,882,189) ***                                    $  733,332,809
------------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $724,446,570.

  +  Non-income-producing security.

***  The aggregate identified cost on a tax basis is $664,339,658, resulting in gross unrealized appreciation and depreciation of $100,757,896 and $31,764,745, respectively, or net unrealized appreciation of
     $68,993,151.

144A after the name of a security represents those exempt from registration under Rule 144A of the
Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

The fund had the following industry group concentrations greater than 10% at September 30, 1997
(as a percentage of net assets):

     Insurance and Finance                         16.7%
     Electronics and Electronic Equipment          16.3

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $649,882,189) (Note 1)                                                $733,332,809
---------------------------------------------------------------------------------------------------
Cash                                                                                      3,818,932
---------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                         1,195,481
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    5,342,596
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            5,654,374
---------------------------------------------------------------------------------------------------
Total assets                                                                            749,344,192

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          3,346,283
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               19,148,405
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,408,483
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  259,804
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                18,954
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  3,049
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      501,885
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      210,759
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        24,897,622
---------------------------------------------------------------------------------------------------
Net assets                                                                             $724,446,570

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $703,643,674
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (2,876,009)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
(Note 1)                                                                                (59,768,925)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities
in foreign currencies                                                                    83,447,830
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $724,446,570

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($515,106,838 divided by 37,936,271 shares)                                                  $13.58
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.58)*                                      $14.41
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($199,035,625 divided by 14,916,841 shares)**                                                $13.34
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($10,304,107 divided by 765,314 shares)                                                      $13.46
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.46)*                                      $13.95
---------------------------------------------------------------------------------------------------
*  On single retail sales of less than $50,000. On sales of $50,000 more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $739,256)                                             $ 8,934,360
--------------------------------------------------------------------------------------------------
Interest                                                                                 1,600,711
--------------------------------------------------------------------------------------------------
Total investment income                                                                 10,535,071

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         4,637,949
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,968,007
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           34,722
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            11,383
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      915,053
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    2,160,828
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       77,015
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    158,068
--------------------------------------------------------------------------------------------------
Registration fees                                                                           72,286
--------------------------------------------------------------------------------------------------
Auditing                                                                                    55,455
--------------------------------------------------------------------------------------------------
Legal                                                                                       10,362
--------------------------------------------------------------------------------------------------
Postage                                                                                    222,055
--------------------------------------------------------------------------------------------------
Other                                                                                      224,826
--------------------------------------------------------------------------------------------------
Total expenses                                                                          10,548,009
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (468,509)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            10,079,500
--------------------------------------------------------------------------------------------------
Net investment income                                                                      455,571
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (30,786,850)
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                                269,238
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                      (1,449,454)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                              57,414,240
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 25,447,174
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $25,902,745
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                           Year ended September 30
                                                                                      --------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                           $    455,571       $   (667,997)
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                           (30,517,612)        10,352,201
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                                         55,964,786          8,054,571
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     25,902,745         17,738,775
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                                                (6,762,186)        (6,908,193)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                (5,832,588)        (5,685,612)
----------------------------------------------------------------------------------------------------------------------
  Class M                                                                                  (287,728)          (125,143)
----------------------------------------------------------------------------------------------------------------------
In excess of net investment income
  Class A                                                                                (1,179,833)                --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                (1,017,641)                --
----------------------------------------------------------------------------------------------------------------------
  Class M                                                                                   (50,201)                --
----------------------------------------------------------------------------------------------------------------------
In excess of realized gains
  Class A                                                                                        --            (78,334)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                        --            (73,742)
----------------------------------------------------------------------------------------------------------------------
  Class M                                                                                        --             (1,408)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       255,981,851        146,709,587
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            266,754,419        151,575,930

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       457,692,151        306,116,221
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income and undistributed net investment
income of $2,876,009 and $10,968,550, respectively)                                    $724,446,570       $457,692,151
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                        Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $13.63           $13.58           $14.64           $11.55            $8.17
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .05 (c)          .03 (c)          .02              .04             (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .41              .63             (.63)            3.09             3.41
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .46              .66             (.61)            3.13             3.38
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.43)            (.60)            (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.08)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --             (.41)            (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --             (.01)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.51)            (.61)            (.45)            (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $13.58           $13.63           $13.58           $14.64           $11.55
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            3.47             5.02            (4.14)           27.15            41.37
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $515,107         $223,307         $158,773         $149,486          $24,150
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.50             1.54             1.55             1.53             2.03
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                      .40              .20              .14             (.01)            (.54)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              89.77            72.68            91.13            65.02            79.78
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                      $.0167           $.0229
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995, and thereafter includes amounts paid through expense offset arrangements and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid is required for fiscal periods beginning on or after September 1, 1995.



Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        June 1, 1993+
operating performance                                                Year ended September 30                      to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $13.41           $13.37           $14.53           $11.54           $10.86
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.06)(c)         (.07)(c)         (.07)            (.03)            (.02)(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .41              .63             (.64)            3.06              .70
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .35              .56             (.71)            3.03              .68
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.36)            (.51)            (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.06)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --             (.41)            (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --             (.01)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.42)            (.52)            (.45)            (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $13.34           $13.41           $13.37           $14.53           $11.54
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            2.66             4.33            (4.88)           26.31             6.26*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $199,036         $225,241         $144,514         $110,951           $9,901
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            2.25             2.30             2.31             2.27              .86*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                     (.45)            (.55)            (.62)            (.73)            (.25)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              89.77            72.68            91.13            65.02            79.78
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                      $.0167           $.0229
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995, and thereafter includes amounts paid through expense offset arrangements and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid is required for fiscal periods beginning on or after September 1, 1995.



Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                    February 1, 1995+
operating performance                                                                Year ended September 30      to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $13.54           $13.53           $12.41
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                           (.02)(c)         (.03)(c)         (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .41              .63             1.13
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .39              .60             1.12
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.40)            (.58)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                      (.07)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                           --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                                      --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.47)            (.59)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $13.46           $13.54           $13.53
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              2.93             4.65             9.03*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $10,304           $9,144           $2,829
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              2.00             2.06             2.09*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                                                       (.17)            (.24)            (.45)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                89.77            72.68            91.13
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                                        $.0167           $.0229
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995, and thereafter includes amounts paid through expense offset arrangements and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid is required for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
September 30, 1997

Note 1
Significant accounting policies

Putnam Asia Pacific Growth Fund (The "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of companies located in Asia and in the Pacific Basin.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. (See Section F of Note 1 with respect to the valuation of forward currency contracts.) Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended month day, year, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 1997, the fund had a capital loss carryover of approximately $28,079,000 available to offset future net capital gain, if any. The amount of carryover and the expiration dates are:

  Loss Carryover       Expiration
------------------   --------------
    21,694,000           9/30/04
     6,385,000           9/30/05

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, realized and unrealized gains and losses on passive foreign investment companies, post-October loss deferrals and realized gains and losses on forward foreign currently contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1997, the fund reclassified $830,047 to decrease distributions in excess of net investment income and $2,249,896 to increase paid-in-capital, with an increase to accumulated net realized loss on investments of $3,079,943. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter. Prior to January 20, 1997, any amount over $1.5 billion was based on 0.60%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1997, fund expenses were reduced by $468,509 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,322 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended September 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $159,179 and $9,488 from the sale of class A and class M shares, respectively and $536,111 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $3,791 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $704,570,334 and $496,145,896, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                       September 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                     108,467,305   $1,471,086,586
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       520,009        6,905,723
------------------------------------------------------------
                                108,987,314    1,477,992,309

Shares
repurchased                     (87,431,530)  (1,195,459,718)
------------------------------------------------------------
Net increase                     21,555,784     $282,532,591
------------------------------------------------------------

                                           Year ended
                                       September 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      38,389,618     $519,121,073
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       492,461        6,421,692
------------------------------------------------------------
                                 38,882,079      525,542,765

Shares
repurchased                     (34,194,252)    (463,687,598)
------------------------------------------------------------
Net increase                      4,687,827      $61,855,167
------------------------------------------------------------

                                           Year ended
                                       September 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      34,368,702     $459,575,304
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       449,144        5,892,766
------------------------------------------------------------
                                 34,817,846      465,468,070

Shares
repurchased                     (36,701,477)    (493,052,877)
------------------------------------------------------------
Net decrease                     (1,883,631)    $(27,584,807)
------------------------------------------------------------

                                           Year ended
                                       September 30, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      39,326,633     $525,334,358
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       391,200        5,046,485
------------------------------------------------------------
                                 39,717,833      530,380,843

Shares
repurchased                     (33,722,721)    (451,870,914)
------------------------------------------------------------
Net increase                      5,995,112      $78,509,929
------------------------------------------------------------

                                           Year ended
                                       September 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,569,016      $34,985,302
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        21,841          288,734
------------------------------------------------------------
                                  2,590,857       35,274,036

Shares
repurchased                      (2,500,814)     (34,239,969)
------------------------------------------------------------
Net increase                         90,043       $1,034,067
------------------------------------------------------------

                                           Year ended
                                       September 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,089,513      $14,649,740
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         7,884          102,417
------------------------------------------------------------
                                  1,097,397       14,752,157

Shares
repurchased                        (631,171)      (8,407,666)
------------------------------------------------------------
Net increase                        466,226       $6,344,491
------------------------------------------------------------



Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $9,673,708 or $.180 per share (for all share classes). Taxes paid to foreign countries were $739,256 or $.014 (for all classes of shares).

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

David K. Thomas
Vice President and Fund Manager

Paul C. Warren
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Asia Pacific Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Putnam
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ANO01-36847           11/97